[PURISIMA FUNDS LOGO]

October 29, 2001

Dear Shareholder:

As you may be aware, Fisher Investments has voluntarily been waiving all expenses of the Purisima Pure American and Pure Foreign Funds since December
2000. Effective December 1, 2001, this voluntary fee reduction will be discontinued, and the Funds' contractual expenses will be resumed.

Please review the contractual expense table below that is also included on page 7 of the Funds' prospectus. If you have any questions about this change, please feel free to contact us at 800-841-0199.

Sincerely,

The Purisima Funds

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

                                                      Pure              Pure
                                                    American          Foreign
                                                      Fund              Fund
                                                      ----              ----
Management Fees                                      1.50%(2)           1.50%(2)
Distribution 12b-1 Fees                              None               None
Other Expenses                                       None               None
Total Annual Fund
  Operating Expenses                                 1.50%              1.50%
                                                     ----               ----
Fee Reduction and/or
  Expense Reimbursement                              None               None
                                                     ----               ----
Net Expenses                                         1.50%              1.50%
                                                     ----               ----

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

*    You invest $10,000 in the Fund for the period indicated
*    You reinvest your dividends and distributions
*    You redeem all your shares at the end of those periods
*    Your investment has a 5% return each year
*    The Fund's operating expenses remain the same

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

                                 1 year      3 years      5 years      10 years
                                 ------      -------      -------      --------
     Pure American Fund           $153         $474         $818        $1,791
     Pure Foreign Fund            $153         $474         $818        $1,791

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(1)  A fee of $15.00 is charged for each wire redemption.
(2) The Management Fee for the Pure American and Pure Foreign Funds compensates the Manager for advisory services and other ordinary operating expenses of the Funds, for which the Adviser is responsible.